UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2022

ZEDGE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-37782	26-3199071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1178 Broadway, Ste 1450 (3rd Floor), New York, NY	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 577-3424

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Class B common stock, par value $.01 per share	ZDGE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On April 13, 2022, Zedge, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the consummation of the acquisition (the “Acquisition”) of 100% of the outstanding equity securities of GuruShots, Ltd. (“GuruShots”), a company formed under the laws of Israel, pursuant to a Share Purchase Agreement (the “SPA”) between the Company, GuruShots and the holders of the GuruShots equity interests.

The Initial Form 8-K stated that the historical financial statements of GuruShots and pro forma financial information related to the Acquisition would be filed, as permitted under Items 9.01(a) and 9.01(b), by an amendment to the Initial Form 8-K.

This amendment to the Initial Form 8-K on Form 8-K/A amends and supplements the Initial Form 8-K to include the financial statements of GuruShots and pro forma financial information as described in Items 9.01(a) and 9.01(b). No other amendments are being made to the Initial Form 8-K. This Current Report on Form 8-K/A should be read in conjunction with the Initial Form 8-K, which provides a more complete description of the Acquisition.

The pro forma financial information included in this Form 8-K/A has been presented for informational purposes only, are based on various adjustments and assumptions and is not necessarily indicative of what the Company’s consolidated statement of operations or consolidated statement of financial condition would have been had the Acquisition and other adjustments been completed as of the dates indicated or will be for any future periods.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

The audited financial statements of GuruShots as of and for the year ended December 31, 2021 are filed herewith as Exhibit 99.1 and are incorporated in their entirety herein by reference.

(b) Pro Forma Financial Information.

Unaudited pro forma financial information as of and for the nine months ended April 30, 2022 and for the fiscal year ended July 31, 2021 are attached hereto as Exhibit 99.3 and are incorporated in their entirety herein by reference.

(d)	Exhibits.

Exhibit No.	Document
23.1	Consent of Kesselman & Kesselman Certified Public Accountants (Isr.) A member firm of PricewaterhouseCoopers International Limited

99.1	Audited financial statements of GuruShots as of and for the year ended December 31, 2021.

99.2	Unaudited pro forma condensed combined financial information as of and for the nine months ended April 30, 2022 and for the fiscal year ended July 31, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEDGE, INC.

By:	/s/ Jonathan Reich
Name:	Jonathan Reich
Title:	Chief Executive Officer

Dated: June 23, 2022

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